Exhibit 10.51

                              FOURTH Amendment to
                AMENDED AND RESTATED Loan and security agreement

THIS FOURTH AMENDMENT to the Amended and Restated Loan and Security Agreement (this "Amendment") is effective the 27th day of March 2007, by and between Silicon Valley Bank ("Bank") and Ramtron International Corporation, a Delaware corporation ("Borrower"), whose address is 1850 Ramtron Drive, Colorado Springs, Colorado 80921.

                                   Recitals

A. Bank and Borrower have entered into that certain Amended and Restated Loan and Security Agreement dated as of September 14, 2005, as amended by that certain Loan Modification Agreement by and between Bank and Borrower dated as of December 30, 2005, and further amended by that certain Second Amendment to Loan and Security Agreement by and between Bank and Borrower dated as of May 15, 2006, and further amended by that certain Third Amendment to Loan and Security Agreement dated as of December 29, 2006 (as the same may from time to time be further amended, modified, supplemented or restated the "Loan Agreement").

B. Bank has extended credit to Borrower for the purposes permitted in the Loan Agreement.

C. Borrower has requested that Bank amend the Loan Agreement to (i) remove the prepayment penalty, (ii) allow the payoff of the Approved Mortgage, and
(iii) make certain other modifications as set forth herein.

D. Bank has agreed to so amend certain provisions of the Loan Agreement, but only to the extent, in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

                                    Agreement

Now, Therefore, in consideration of the foregoing recitals and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not defined in this Amendment shall have the meanings given to them in the Loan Agreement.

2.  Amendments to Loan Agreement.

2.1 Section 13.1 (Definitions). Section 13.1 of the Loan Agreement is amended by deleting the following definitions in their entirety and replacing them with the following definitions:

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     "Borrowing Base" is (a) eighty percent (80%) of Eligible Accounts as set forth on Borrower's most recent Borrowing Base Certificate excluding Eligible Foreign Accounts and (b) fifty percent (50%) of Eligible
     Foreign Accounts as set forth on Borrower's most recent Borrowing Base Certificate; provided, however, that Bank may lower either such percentage after performing an audit of Borrower's Collateral.

     "Eligible Foreign Accounts" are any Accounts in the ordinary course of Borrower's business for which the account debtor does not have its principal place of business in the United States that meet all Borrower's representations and warranties in Section 5 and all of the requirements of Eligible Accounts (except for foreign status).

     "Revolving Maturity Date" is March 27, 2009.

2.2 Section 2.1.5 (Foreign Exchange Sublimit). Section 2.1.5 of the Loan Agreement is amended by deleting such Section in its entirety, and replacing it with the following:

     If there is availability under the Committed Revolving Line and the Borrowing Base, then Borrower may enter into foreign exchange forward contracts with the Bank under which Borrower commits to purchase from or sell to Bank a set amount of foreign currency more than one business day after the contract date (the "FX Forward Contract"). Bank will subtract 10% of each outstanding FX Forward Contract from the foreign exchange sublimit, which is a maximum of $1,500,000 (the "FX Reserve"). The total FX Forward Contracts at any one time may not exceed 10 times the amount of the FX Reserve. Bank may terminate the FX Forward Contracts if an Event of Default occurs.

2.3 Section 2.4.2(c) (Prepayments of Committed Revolving Line). Section 2.4.2(c) of the Loan Agreement is deleted in its entirety.

2.4 Section 2.5 (Fees). Section 2.5(a) of the Loan Agreement is amended by deleting such Section in its entirety, and replacing it with the following:

     In addition to all previous fees paid by Borrower, Borrower shall pay to Lender (i) $15,000 upon signing of the Fourth Amendment to Amended and Restated Loan and Security Agreement, and (ii) $15,000 upon the first year anniversary of the Fourth Amendment; provided, however, that if by such one-year anniversary the Borrower (A) has completed the sale of the real property at 1850 Ramtron Drive, Colorado Springs, Colorado resulting in proceeds to the Borrower in excess of the balance of the Approved Mortgage and (B) has paid off the Approved Mortgage, then such one-year anniversary fee shall be reduced to $5,000.

2.5 Approved Mortgage. Borrower may make the payments necessary to pay off the Approved Mortgage provided that, and at such time as, the sale of the real property at 1850 Ramtron Drive, Colorado Springs, Colorado is sold in an amount resulting in proceeds to the Borrower in excess of the amount of the payoff amount of the Approved Mortgage.

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3.  Limitation of Amendments.

3.1 The amendments set forth in Section 2 above, are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document, or
     (b) otherwise prejudice any right or remedy which Bank may now have or may have in the future under or in connection with any Loan Document.

3.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

4. Representations and Warranties. To induce Bank to enter into this Amendment, Borrower hereby represents and warrants to Bank as follows:

4.1 Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

4.2 Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

4.3 The organizational documents of Borrower delivered to Bank on September 14, 2005 remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

4.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

4.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (d) the organizational documents of Borrower;

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4.6  The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on either Borrower, except as already has been obtained or made; and

4.7 This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors' rights.

5. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

6. Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Bank of this Amendment by each party hereto,
    (b) Borrower's payment of an amendment fee in an amount equal to $15,000.00, as referenced in Section 2.4, at the closing of this Amendment, and (c) Bank's receipt of the Acknowledgment of Amendment and Reaffirmation of Guaranty, substantially in the form submitted with this Amendment, duly executed and delivered by the Guarantor.

In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK                                  BORROWER

Silicon Valley Bank                   Ramtron International Corporation

/s/  Ryan Incorvaia                   /s/  Eric A. Balzer
------------------------              ----------------------
Name:  Ryan Incorvaia                 Name:  Eric A. Balzer
Title:  Deal Team Leader              Title:  CFO
Date:  March 30, 2007                 Date:  March 30, 2007

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